                                                                   EXHIBIT 10.25

                           PURCHASE AND SALE AGREEMENT
                             AND ESCROW INSTRUCTIONS

         THIS PURCHASE AND SALE AGREEMENT AND ESCROW INSTRUCTIONS (this "Agreement") is made as of June 18, 2004 (the "Effective Date"), by
ILLUMINA, INC., a Delaware corporation, with a principal executive office at 9885 Towne Centre Drive, San Diego, California 92121 ("Seller"), and Bernardo Property Advisors, Inc, a California corporation, with a principal executive office at 17140 Bernardo Center Drive, Suite 195, San Diego, California 92128 ("Purchaser").

                              W I T N E S S E T H:

                                   ARTICLE I

                                PURCHASE AND SALE

         SECTION 1.1 Agreement of Purchase and Sale. Subject to the terms and conditions hereinafter set forth, Seller agrees to sell and convey to Purchaser, and Purchaser agrees to purchase from Seller, all of Seller's right, title and interest in and to the following:

                  (a) those certain tracts or parcels of land commonly known as 9855 through 9885 Towne Centre Drive, and described as Parcels 1, 2 and 3 of Parcel Map 18286, all located in the City and County of San Diego, California, and more particularly described in Exhibit A attached hereto and made a part hereof, together with all rights and appurtenances pertaining to such property, including any right, title and interest of Seller in and to relating to such property, easements, covenants, adjacent streets, alleys or rights-of-way relating to such property (the property described in clause (a) of this Section
1.1 being herein referred to collectively as the "Land");

                  (b) the buildings, structures, fixtures and other improvements affixed to or located on the Land (collectively, the "Improvements");

                  (c) any and all of Seller's right, title and interest in and to all tangible personal property listed on Exhibit B attached hereto (the property described in clause (c) of this Section 1.1 being herein referred to collectively as the "Personal Property");

                  (d) any and all of Seller's right, title and interest in and to: (i) all assignable contracts and agreements (collectively, the "Operating Agreements") listed and described on Exhibit C attached hereto and made a part hereof, relating to the upkeep, repair, maintenance or operation of the Land, Improvements or Personal Property; (ii) all assignable existing warranties and guaranties (express or implied) issued to Seller by any contractor or manufacturer in connection with the Improvements or the Personal Property; (iii) all assignable existing permits, licenses, approvals and authorizations issued by any governmental authority in connection with the Property; and (iv) to the extent assignable, all trade names and general intangibles relating to the Land or Improvements listed and described on Exhibit D attached hereto (the property described in clause (d) of this Section 1.1 being sometimes herein referred to collectively as the Intangibles").

         SECTION 1.2 Property Defined. The Land and the Improvements are hereinafter sometimes referred to collectively as the "Real Property". The Land, the Improvements, the Personal Property and the Intangibles are hereinafter sometimes referred to collectively as the "Property."

         SECTION 1.3 Purchase Price. Seller agrees to sell and Purchaser agrees to purchase the Property for the amount of Forty Two Million Dollars ($42,000,000.00) (the "Purchase Price") of which Thirty Seven Million Eight Hundred Thousand Dollars ($37,800,000.00) shall be allocated to Parcels 1 and 2, and Four Million, Two Hundred Thousand Dollars ($4,200,000.00) shall be allocated to Parcel 3.

         SECTION 1.4 Deposit. On or before two (2) business days after execution of this Agreement and delivery of a fully executed copy of this Agreement to Chicago Title Company (the "Escrow Agent"), having its office at 925 B Street, San Diego, California 92101, Attention: Renee Marshall, Purchaser shall deposit with Escrow Agent the sum of One Hundred Thousand Dollars ($100,000.00) in good funds, either by certified bank or cashier's check or by federal wire transfer. The Escrow Agent shall hold the deposit in an interest-bearing account reasonably acceptable to Seller and Purchaser, in accordance with the terms and conditions of this Agreement. All interest on such sum shall be deemed income of Purchaser, and Purchaser shall pay all costs and fees imposed on the deposit account. The deposit and all accrued interest (collectively, the "Deposit") shall be distributed in accordance with the terms of this Agreement.

         SECTION 1.5 Payment of Purchase Price. On the business day of the Closing (as defined in Section 4.1 below) Purchaser shall deposit with Escrow Agent by cashier's check or wire transfer, a sum equal to the Purchase Price, as increased or decreased by prorations and adjustments as herein provided, plus an amount equal to Purchaser's share of closing costs as provided herein, and less an amount equal to the Deposit and the Option Deposit (as defined in Section 4.1 below), if any.

         SECTION 1.6 Deposit as Liquidated Damages. FROM AND AFTER THE EXPIRATION OF THE INSPECTION PERIOD AND THE TITLE INSPECTION PERIOD, AS SUCH TERMS ARE DEFINED HEREINBELOW (THE "APPROVAL DATE"), IN THE EVENT THE SALE OF THE PROPERTY AS CONTEMPLATED HEREUNDER IS NOT CONSUMMATED DUE TO ANY DEFAULT UNDER THIS AGREEMENT ON THE PART OF PURCHASER AND ALL CONDITIONS PRECEDENT TO CLOSING HAVE BEEN WAIVED OR SATISFIED, THEN THE DEPOSIT AND OPTION DEPOSIT, IF ANY, SHALL BE PAID TO AND RETAINED BY SELLER AS LIQUIDATED DAMAGES. THE PARTIES ACKNOWLEDGE THAT SELLER'S ACTUAL DAMAGES IN THE EVENT THAT THE SALE IS NOT CONSUMMATED WOULD BE EXTREMELY DIFFICULT OR IMPRACTICABLE TO DETERMINE. THEREFORE, BY SEPARATELY INITIALLING THIS SECTION 1.6 BELOW, THE PARTIES ACKNOWLEDGE THAT THE DEPOSIT, AND OPTION DEPOSIT, IF ANY, HAS BEEN AGREED UPON, AFTER NEGOTIATION, AS THE PARTIES' REASONABLE ESTIMATE OF SELLER'S DAMAGES AND AS SELLER'S EXCLUSIVE REMEDY AGAINST PURCHASER IN THE EVENT THE CLOSING DOES

NOT OCCUR AND AS SELLER'S SOLE AND EXCLUSIVE REMEDY AGAINST PURCHASER ARISING FROM SUCH FAILURE OF THE SALE TO CLOSE. IN ADDITION, PURCHASER SHALL PAY ALL TITLE, SURVEY AND ESCROW CANCELLATION CHARGES. NOTWITHSTANDING THE FOREGOING, IN NO EVENT SHALL THIS SECTION 1.6 LIMIT THE DAMAGES RECOVERABLE BY EITHER PARTY AGAINST THE OTHER PARTY DUE TO (A) THE OTHER PARTY'S OBLIGATION TO INDEMNIFY SUCH PARTY, IF ANY, IN ACCORDANCE WITH THIS AGREEMENT, OR (B) THIRD PARTY CLAIMS. BY THEIR SEPARATELY INITIALING THIS SECTION 1.6 BELOW, PURCHASER AND SELLER ACKNOWLEDGE THAT THEY HAVE READ AND UNDERSTOOD THE ABOVE PROVISION COVERING LIQUIDATED DAMAGES, AND THAT EACH PARTY WAS REPRESENTED BY COUNSEL WHO EXPLAINED THE CONSEQUENCES OF THIS LIQUIDATED DAMAGES PROVISION AT THE TIME THIS AGREEMENT WAS EXECUTED.

Purchaser's Initials /s/ ADG                     Seller's Initials /s/ TK
                    --------                                       -------

         SECTION 1.7 Escrow Agent. Escrow Agent shall hold and dispose of the Deposit and Option Deposit, if any, in accordance with the terms of this Agreement. Seller and Purchaser agree that the duties of the Escrow Agent hereunder are purely ministerial in nature and shall be expressly limited to the safekeeping and disposition of the Deposit and Option Deposit, if any, in accordance with this Agreement. Escrow Agent shall incur no liability in connection with the safekeeping or disposition of the Deposit and Option Deposit, if any, for any reason other than Escrow Agent's misconduct or negligence. In the event that Escrow Agent shall be in doubt as to its duties or obligations with regard to the Deposit and Option Deposit, if any, or in the event that Escrow Agent receives conflicting instructions from Purchaser and Seller with respect to the Deposit or Option Deposit, if any, Escrow Agent shall not be required to disburse the Deposit and Option deposit, if any, and may, at its option, continue to hold the Deposit and Option Deposit, if any, until both Purchaser and Seller agree as to its disposition, or until a final judgment is entered by a court of competent jurisdiction directing its disposition, or Escrow Agent may interplead the Deposit and Option Deposit, if any, in accordance with the laws of the state in which the Property is located.

         Escrow Agent shall not be responsible for any interest on the Deposit or Option Deposit, if any, except as is actually earned, or for the loss of any interest resulting from the withdrawal of the Deposit prior to the date interest is posted thereon.

         Escrow Agent shall execute this Agreement solely for the purpose of being bound by the provisions of Sections 1.4, 1.5, 1.6,1.7 and 4.1 hereof.

                                   ARTICLE II

                                      TITLE

         SECTION 2.1 Title Inspection Period. During the period beginning upon the Effective Date and ending at 5:00 p.m. (local time at the Property) on June 30, 2004 (hereinafter referred to as the "Title Inspection Period"), Purchaser shall have the right to review: (a) a current preliminary title report on the Real Property (the "PTR") issued by Chicago Title Company (the

"Title Company"), accompanied by copies of all documents referred to in the report; (b) copies of the most recent property tax bills for the Property; and
(c) an ALTA survey of the Real Property prepared by a licensed surveyor (the "Survey"). Item (a) shall be obtained by Purchaser within five (5) days after the Effective Date. Item (c) shall be obtained by Purchaser prior to the end of the Title Inspection Period. Item (b) shall be delivered by Seller to Purchaser within five (5) days after the Effective Date.

         SECTION 2.2 Title Examination. Purchaser shall notify Seller in writing (the "Title Notice") prior to the expiration of the Title Inspection Period which exceptions to title (including survey matters), if any, will not be accepted by Purchaser. If Purchaser fails to notify Seller in writing of its disapproval of any exceptions to title by the expiration of the Title Inspection Period, Purchaser shall be deemed to have approved the condition of title to the Real Property. If Purchaser notifies Seller in writing that Purchaser objects to any exceptions to title, Seller shall have two (2) business days after receipt of the Title Notice to notify Purchaser of either of the following: (a) that Seller will remove such objectionable exceptions from title on or before the Closing; or (b) that Seller elects not to cause such exceptions to be removed. If Seller fails to notify Purchaser within such two-business-day period, then Seller shall be deemed to have made an election under the foregoing clause (b). Notwithstanding the foregoing or any other provision of this Agreement, all monetary obligations disclosed in the PTR are to be satisfied by Seller. The procurement by Seller of a commitment for the issuance of the Title Policy (as defined in Section 2.5 hereof) or an endorsement thereto insuring Purchaser against any title exception which was disapproved pursuant to this Section 2.2 shall be deemed a cure by Seller of such disapproval. If Seller gives Purchaser notice under clause (b) above, Purchaser shall have three (3) business days after the date of such notice in which to notify Seller that Purchaser will nevertheless proceed with the purchase in accordance with the provisions of this Agreement and take title to the Property subject to such exceptions, or that Purchaser will terminate this Agreement. Purchaser's failure to respond within such three-business-day period shall be deemed an election to terminate this Agreement. If, despite Seller's election to eliminate any disapproved exception under clause (a) above, the exception has not been eliminated on or before the Closing, Purchaser, at its option and sole discretion, may either: (a) elect in writing to waive its prior disapproval; (b) if the exception represents a monetary obligation, instruct Escrow Holder to deduct from Seller's proceeds hereunder the amount necessary to satisfy the obligation and thereby eliminate the exception; or (c) treat the failure to eliminate the exception as a failure of a contingency under this Agreement, in which event the Escrow shall be cancelled and this Agreement shall be terminated. If this Agreement is terminated pursuant to the foregoing provisions of this paragraph, then neither party shall have any further rights or obligations hereunder (except for any indemnity obligations of either party pursuant to the other provisions of this Agreement), the Deposit, and Option Deposit, if any, shall be returned to Purchaser and each party shall bear its own costs incurred hereunder.

         SECTION 2.3 Pre-Closing "Gap" Title Defects. Purchaser may, at or prior to Closing, notify Seller in writing (the "Gap Notice") of any objections to title: (a) raised by the Title Company between the expiration of the Title Inspection Period and the Closing; and (b) not disclosed by the Title Company or otherwise known to Purchaser prior to the expiration of the Title Inspection Period; provided that Purchaser must notify Seller of such objection to title within two (2) business days of being made aware of the existence of such exception. If Purchaser sends a Gap Notice to Seller, Purchaser and Seller shall have the same rights and obligations with respect to such notice as apply to a Title Notice under Section
2.2 hereof; provided, however, in no event shall the date of Closing be extended beyond July 30, 2004, or, if extended pursuant to Section 4.1, October 16, 2004.

         SECTION 2.4 Permitted Exceptions. The Property shall be conveyed subject to the following matters, which are hereinafter referred to as the "Permitted Exceptions":

                  (a) those matters (including, without limitation, the exceptions disclosed in the PTR) that either are not objected to in writing within the time periods provided in Sections 2.2 or 2.3 hereof, or if objected to in writing by Purchaser, are those which Seller has elected not to remove or cure, or has been unable to remove or cure, and subject to which Purchaser has elected or is deemed to have elected to accept the conveyance of the Property;

                  (b) the lien of all ad valorem real estate taxes and assessments not yet due and payable as of the date of Closing, subject to adjustment as herein provided;

                  (c) local, state and federal laws, ordinances or governmental regulations, including but not limited to, building and zoning laws, ordinances and regulations, now or hereafter in effect relating to the Property;

                  (d) items shown on the Survey and not objected to by Purchaser or waived or deemed waived by Purchaser in accordance with Section 2.2 or
Section 2.3 hereof;

                  (e) rights of tenants under leases affecting the Property, including the lease dated as of the Closing between Seller and Purchaser in the form attached hereto as Exhibit I (the "Lease"); and

                  (f) the lien of the deed of trust securing a loan (the "Loan") to Purchaser from its mortgage lender ("Lender").

         SECTION 2.5 Conveyance of Title. At Closing, Seller shall convey and transfer to Purchaser fee simple title to the Land and Improvements, by execution and delivery of the Deed (as defined in Section 4.3(a) hereof) and Escrow Agent shall obtain the irrevocable commitment of the Title Company to issue an ALTA Joint Protection Policy of Title Insurance (the "Title Policy") covering the Real Property, in the full amount of the Purchase Price, subject only to the Permitted Exceptions

                                  ARTICLE III

                               REVIEW OF PROPERTY

         SECTION 3.1 Right of Physical Inspection. During the period beginning upon the Effective Date and ending at 5:00 p.m. (local time at the Property) on June 30, 2004 (the "Inspection Period"), Purchaser, its agents, employees, and independent contractors, shall have the right to make a physical inspection of the Real Property and perform an environmental, soil, geological or other assessment on the Property pursuant to the terms and conditions of this Agreement.

         Purchaser understands and agrees that any on-site inspections or environmental assessments of the Property shall occur at reasonable times agreed upon by Seller and Purchaser after reasonable prior written notice to Seller and shall be conducted so as not to interfere unreasonably with the use of the Property by Seller. Seller reserves the right to have a representative present during any such inspections. Purchaser shall promptly restore the Real Property to its prior condition following any such inspections or assessments, at Purchaser's sole cost and expense. At Seller's option, Purchaser will furnish to Seller copies of any reports received by Purchaser relating to any inspections of the Property. Purchaser agrees to protect, indemnify, defend and hold Seller harmless from and against any claim for liabilities, losses, costs, expenses (including reasonable attorneys fees), damages or injuries arising out of or resulting from the inspection of the Property by Purchaser or its agents or consultants, and notwithstanding anything to the contrary in this Agreement, such obligation to indemnify, defend and hold harmless shall survive Closing or any termination of this Agreement.

         SECTION 3.2 Document Inspection. Seller shall make available (and copy if requested) all of the following to Purchaser within five (5) days after the Effective Date to the extent that such items are in the possession, custody or control of Seller:

                  (a) copies of any environmental, physical condition, ADA and other reports relating to the Property in Seller's possession;

                  (b) a list and complete copies of all Operating Agreements, including any amendments and other documents pertaining hereto;

                  (c) plans, permits, specifications and certificates of occupancy for the Real Property;

                  (d) all other reports, surveys, or other information (including, without limitation, any notices with respect to the Property received from any governmental agency) in Seller's possession relating to the Property;

                  (e) the last 12 months utility bills and other operating expenses for the Real Property;

                  (f) existing insurance policies for the Property;

                  (g) existing leases, licenses, permits and certificates pertaining to the Property; and

                  (h) such other operating files maintained by Seller in connection with the maintenance or management of the Property, including, without limitation, insurance policies, bills, invoices, receipts and other general records relating to the income and expense of the Property, but excluding materials not directly relating to the maintenance and/or management of the Property, such as, without limitation, Seller's internal memoranda, financial projections, budgets, appraisals, accounting and tax records, correspondence and documents to and from prospective purchasers and brokers, and similar proprietary or confidential information.

         SECTION 3.3 Right of Termination. During the period beginning on the Effective Date and ending at 5:00 p.m. (local time at the Property) on June 30, 2004 (the "Due Diligence Period"), if for any reason Purchaser, in its sole discretion, determines that the Property or any aspect thereof is unsuitable for Purchaser's acquisition, either Purchaser or Seller shall have the right to terminate this Agreement by giving written notice thereof to the other, and if such notice is given, this Agreement shall terminate. If this Agreement is terminated pursuant to the foregoing provisions of this paragraph, then neither party shall have any further rights or obligations hereunder (except for any indemnity obligations of either party pursuant to the other provisions of this Agreement), the Deposit shall be immediately returned to Purchaser without any action being necessary, and each party shall bear its own costs incurred hereunder. If Purchaser fails to give Seller a notice of termination prior to the expiration of the Due Diligence Period, Purchaser shall be deemed to have approved all aspects of the Property (except gap title issues governed by Section 2.3 hereof) and to have elected to proceed with the purchase of the Property pursuant to the terms hereof.

                                   ARTICLE IV

                                     CLOSING

         SECTION 4.1 Time and Place. The consummation of the transaction contemplated hereby (the "Closing") shall be consummated within five (5) business days of the date Purchaser, or its successor in interest, closes upon its initial public offering, but not later than July 30, 2004, through an escrow closing administered by Escrow Agent pursuant to joint instructions from Seller and Purchaser. At the Closing, Seller and Purchaser shall perform the obligations set forth in, respectively, Section 4.3 and Section 4.4 hereof, the performance of which obligations shall be concurrent conditions. The Closing shall be held at the offices of Escrow Agent set forth in Section 1.4. If the sale transaction fails to Close by said date due to the extension of Purchaser's public offering date, Purchaser shall have the option to extend the Closing Date to the earlier of (i) five (5) business days after the date Purchaser, or its successor in interest, closes upon its initial public offering, or (ii) October 16, 2004, by depositing with Escrow Agent an additional Fifty Thousand Dollars ($50,000) in good funds, either by certified bank or cashier's check or by federal wire transfer. The Escrow Agent shall hold the deposit in an interest-bearing account reasonably acceptable to Seller and Purchaser, in accordance with the terms and conditions of this Agreement. All interest on such sum shall be deemed income of Purchaser, and Purchaser and Seller shall pay all costs and fees imposed on the deposit account. The deposit and all accrued interest (collectively, the "Option Deposit") shall be distributed in accordance with the terms of this Agreement.

         SECTION 4.2 If Purchaser is unable to execute its initial public offering on or before October 16, 2004, Seller shall have the right to terminate this Agreement without incurring any liability to Purchaser, and Purchaser's Deposit and Option Deposit and all accrued interest thereon will be returned to Purchaser. On the Closing, the Deposit, the Option Deposit, if any, and all interest thereon shall be credited against the Purchase Price, and the balance of the Purchase Price shall be paid by Purchaser to Seller through Escrow Agent

         SECTION 4.3 Seller's Obligations at Closing. On or before two (2) days before Closing, Seller shall:

                  (a) deliver to Escrow Agent a duly executed grant deed (the "Deed") in the form attached hereto as Exhibit E, conveying the Land and Improvements;

                  (b) deliver to Purchaser a duly executed bill of sale (the "Bill of Sale") in the form attached hereto as Exhibit F conveying the Personal Property;

                  (c) deliver to Purchaser a duly executed assignment and assumption agreement (the "Assignment of Contracts") in the form attached hereto as Exhibit G assigning Seller's interest in the Operating Agreements and the other Intangibles, to the extent assignable;

                  (d) deliver such evidence as the Title Company may reasonably require as to the authority of the person or persons executing documents on behalf of Seller;

                  (e) deliver to Purchaser a certificate in the form attached hereto as Exhibit H duly executed by Seller stating that Seller is not a "foreign person" as defined in the Federal Foreign Investment in Real Property Tax Act of 1980;

                  (f) deliver to Purchaser the Operating Agreements;

                  (g) deliver such affidavits as may be customarily and reasonably required by the Title Company, in a form reasonably acceptable to Seller;

                  (h) Execute a closing statement acceptable to Seller;

                  (i) deliver such additional documents as shall be reasonably required to consummate the transaction contemplated by this Agreement; and

                  (j) deliver to Purchaser the Lease in the form of Exhibit I attached hereto, duly executed by Seller.

         SECTION 4.4 Purchaser's Obligations at Closing. Except as otherwise provided, on or before two (2) days before Closing, Purchaser shall:

                  (a) deliver to Seller a duly executed Assignment of Contracts;

                  (b) deliver such evidence as the Title Company may reasonably require as to the authority of the person or persons executing documents on behalf of Purchaser;

                  (c) deliver such affidavits as may be customarily and reasonably required by the Title Company, in a form reasonably acceptable to Purchaser;

                  (d) execute a closing statement acceptable to Purchaser;

                  (e) deliver such additional documents as shall be reasonably required to consummate the transaction contemplated by this Agreement; and

                  (f) deliver to Seller the Lease in the form of Exhibit I attached hereto, duly executed by Purchaser.

        SECTION 4.5 Intentionally Omitted.

        SECTION 4.6 Closing Costs.

                  (a) Seller and Purchaser shall execute such returns, questionnaires and other documents as shall be required with regard to all applicable real property transaction taxes imposed by applicable federal, state or local law or ordinance.

                  (b) Seller shall pay the fees of any counsel representing Seller in connection with this transaction. Seller shall also pay the following costs and expenses:

                           (i) one-half of the escrow fee, if any, which may be
charged by the Escrow Agent or Title Company;

                           (ii) any imposed transfer tax, documentary stamp tax
or similar tax which becomes payable by reason of the transfer of the Property (excluding, however, any sales tax in respect of the Personal Property);

                           (iii) the title insurance premium for an ALTA
standard form of owner's title policy;

                           (iv) the cost of Seller's leasehold policy of title
insurance., and

                           (v) all costs associated with the prepayment of
Seller's mortgage or deed of trust secured by the Property.

                  (c) Purchaser shall pay the fees of any counsel representing Purchaser in connection with this transaction. Purchaser shall also pay the following costs and expenses:

                           (i) one-half of the escrow fee, if any, which may be
charged by the Escrow Agent or Title Company;

                           (ii) any loan fees or other fees associated with the
Loan, if any;

                           (iii) the cost of any title policy required by the
Lender under the Loan and the cost of any endorsements to either the owner's title policy or lender's title policy; and

                           (iv) the cost of the Survey.

                  (d) All costs and expenses incident to this transaction and the closing thereof, and not specifically described above, shall be paid by the party incurring same.

                  (e) The provisions of this Section 4.6 shall survive the Closing.

         SECTION 4.7 Conditions Precedent to Obligation of Purchaser. The obligation of Purchaser to consummate the transaction hereunder shall be subject to the fulfillment on or before the date of Closing of all of the following conditions, any or all of which may be waived by Purchaser in its sole discretion:

                  (a) Seller shall have delivered all of the items required to be delivered pursuant to the terms of this Agreement, including but not limited to, those provided for in Section 4.3 hereof and the representation letter provided for in Section 10.16 hereof;

                  (b) all of the representations and warranties of Seller contained in this Agreement shall be true and correct in all material respects as of the date of Closing;

                  (c) Seller shall have performed and observed, in all material respects, all covenants and agreements of this Agreement to be performed and observed by Seller as of the date of Closing;

                  (d) Seller have entered into the Lease with Purchaser for the Property in the form attached hereto as Exhibit I;

                  (e) the Title Company shall be prepared and irrevocably committed to issue to Purchaser the Title Policy and any Lender's policy and all endorsements Purchaser or Lender may request in an amount equal to the Purchase Price/Loan;

                  (f) the physical condition of the Property shall be substantially the same on the Closing Date as on the Effective Date, reasonable wear and tear excepted;

                  (g) no proceeding shall have been commenced against Seller under the federal Bankruptcy Code or any state law for relief of debtors;

                  (h) the financial condition of the Seller on the Closing Date shall not have changed in a material adverse manner from the Effective Date;

                  (i) no moratorium, statute or regulation of any governmental agency or order or ruling of any court shall have been enacted, adopted, or issued which would have a material adverse affect on Purchaser's use or development of the Property; and

                  (j) Purchaser or its successor-in-interest have closed upon the funding of its Initial Public Offering.

         SECTION 4.8 Conditions Precedent to Obligation of Seller. The obligation of Seller to consummate the transaction hereunder shall be subject to the fulfillment on or before the date of Closing of all of the following conditions, any or all of which may be waived by Seller in its sole discretion:

                  (a) Purchaser shall have delivered all of the items required to be delivered pursuant to the terms of this Agreement, including but not limited to, those provided for in Section 4.4 hereof;

                  (b) All of the representations and warranties of Purchaser contained in this Agreement shall be true and correct in all material respects as of the date of Closing;

                  (c) Purchaser shall have performed and observed, in all material respects, all covenants and agreements of this Agreement to be performed and observed by Purchaser as of the date of Closing;

                  (d) Purchaser shall have entered into the Lease with Seller for the Property in form of Exhibit I attached hereto; and

                  (e) Title Company shall be irrevocably committed to issue a leasehold policy of title insurance acceptable to Seller.

         SECTION 4.9 Close of Escrow. Provided that Escrow Agent has received the documents, instruments and funds described herein, provided that Escrow Agent has not received written notice from either Purchaser or Seller that this Agreement has been terminated or that any of the conditions to Closing set forth herein have not been satisfied or waived, and provided further that the Title Company is able to deliver to Purchaser a commitment to issue the Title Policy and to Seller a commitment to issue Seller's leasehold policy, then Escrow Agent is authorized and instructed at 8:00 a.m. on the date of the Closing to:

                  (a) Record the Deed with the San Diego County Recorder; and

                  (b) Deliver the Purchase Price to Seller, as increased or decreased by prorations and adjustments as provided herein and less Seller's share of closing costs.

                                    ARTICLE V

                    REPRESENTATIONS, WARRANTIES AND COVENANTS

         SECTION 5.1 Representations and Warranties of Seller. Seller hereby makes the following representations and warranties to Purchaser as of the Effective Date, each of which representations and warranties shall be deemed to have been made again as of the Closing:

                  (a) Organization and Authority. Seller has been duly organized and is validly existing under the laws of the State of Delaware. Seller has the full right and authority to enter into this Agreement and to transfer all of the Property and to consummate or cause to be consummated the transaction contemplated by this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on Seller's part. The person(s) signing this Agreement on behalf of Seller is(are) authorized to do so;

                  (b) Pending Actions. To Seller's actual knowledge, there are no actions, suits, arbitrations, unsatisfied orders or judgments, government investigations or proceedings pending against Seller or the Property which, if adversely determined, could individually or in the aggregate have a material adverse affect on the Property or use thereof, or Seller's ability to perform hereunder;

                  (c) Operating Agreements. To Seller's actual knowledge, the Operating Agreements are all of the agreements concerning the post Closing operation and maintenance of the Property which will impose financial obligations upon Purchaser;

                  (d) Condemnation. No condemnation proceedings are pending or, to Seller's actual knowledge, threatened against the Property;

                  (e) Violations. To Seller's actual knowledge, there are no uncured violations of any federal, state or local law relating to the use or operation of the Property which would adversely affect the Property or use thereof;

                  (f) Leases. There are no leases affecting the Property other than the Lease and that lease with Ambit Biosciences, that lease with Morphogene and that lease with Diversified Properties;

                  (g) Environmental. To Seller's actual knowledge there has not been any release of hazardous substances on or beneath the Real Property in violation of any federal, state or local law, and Seller has received no written notice of any violation of claimed violation of any law, rule, or regulation relating to hazardous substances (as used in this clause (g), "hazardous substances" shall have the meaning set forth in Section 25359.7 of the California Health and Safety Code);

                  (h) Lien or Encumbrances. To Seller's actual knowledge, title to the Property is not subject to any liens or encumbrances (including mechanics' liens) including, without limitation, liens or claims for delinquent taxes, and security agreements and pledges, except for those exceptions to title shown in the PTR or the other Permitted Exceptions;

                  (i) No Agreements. Except for agreements terminable at will without penalty or premium or as specified in this Agreement (including, without limitation, the Permitted Exceptions), Seller has not entered into any agreements or understandings concerning the Property by which Purchaser would be bound following the Closing;

                  (j) Taxes. To Seller's actual knowledge, there are no taxes, assessments (special, general or otherwise) or bonds of any nature assessed against the Property, or any portion thereof, except as disclosed in the PTR;

                  (k) Utilities. To Seller's actual knowledge, all utilities for servicing the Property are being provided and paid current; and

                  (l) To Seller's actual knowledge, there are no latent or patent construction defects in the structural components of the footings, foundation, ground floor slab, roof or load bearing walls of the Property

         SECTION 5.2 Knowledge Defined. References to the "knowledge or awareness" of Seller shall be deemed to include the present and actual knowledge of Tim Kish, the Chief Financial Officer of Seller (after due internal inquiry of Seller by said officer) whose primary work involves or is associated with ownership, operation or maintenance of the Property, and Seller's "written notice" shall be deemed to include notices sent to his attention.

         SECTION 5.3 Survival of Seller's Representations and Warranties. The representations and warranties of Seller set forth in Section 5.1 hereof as updated as of the Closing in accordance with the terms of this Agreement, shall not survive Closing.

         SECTION 5.4 Covenants of Seller.

                  (a) Maintenance of Property. Seller hereby covenants with Purchaser that from the Effective Date hereof until the Closing or earlier termination of this Agreement, Seller shall maintain the Property in good repair, reasonable wear and tear excepted, and in a manner generally consistent with the manner in which Seller has maintained the Property prior to the date hereof;

                  (b) Notification of Subsequent Events. If, prior to Closing, the Seller becomes aware of any event which would have a material adverse effect on the condition or operation of the Property as a whole, the Seller will immediately notify in writing the Purchaser of such event.

         SECTION 5.5 Representations and Warranties of Purchaser. Purchaser hereby makes the following representations and warranties to Seller as of the Effective Date, which representations and warranties shall be deemed to have been made again as of the Closing:

                  (a) Organization and Authority. Purchaser has been duly organized and is validly existing under the laws of the State of California. Purchaser has the full right and authority to enter into this Agreement and to consummate or cause to be consummated the transaction contemplated by this Agreement. The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on Purchaser's part. The person(s) signing this Agreement on behalf of Purchaser is(are) authorized to do so; and

                  (b) Pending Actions. To Purchaser's knowledge, there is no action, suit, arbitration, unsatisfied order or judgment, government investigation or proceeding pending against Purchaser which, if adversely determined, could individually or in the aggregate materially interfere with the consummation of the transaction contemplated by this Agreement.

                                   ARTICLE VI

                                     DEFAULT

         SECTION 6.1 Default by Purchaser. In the event the sale of the Property as contemplated hereunder is not consummated due to Purchaser's default hereunder, Seller, as its sole remedy, shall be entitled pursuant to Section 1.6 hereof to terminate this Agreement and receive the Deposit and Option Deposit, if any, as liquidated damages for the breach of this Agreement.

         SECTION 6.2 Default by Seller. In the event the sale of the Property as contemplated hereunder is not consummated due to Seller's default hereunder, which default shall be limited to the failure or refusal of Seller to deliver the documents described in Section 4.3 (a) through (e) inclusive, and (j) above, Purchaser shall be entitled, in addition to all other remedies available at law or in equity, to: (a) reimbursement by Seller of its third party Property due diligence expenses not to exceed Fifty Thousand Dollars ($50,000.00) and receive the return of the Deposit and Option Deposit, if any, which return shall operate to terminate this Agreement; or (b) enforce specific performance of Seller's obligation to convey the Property to Purchaser in accordance with the terms of this Agreement.

                                   ARTICLE VII

                                  RISK OF LOSS

         SECTION 7.1 Risk of Loss. Any risk of loss to the Property shall be borne by Seller until the Closing. If prior to the Closing there are instituted any proceedings, whether judicial, administrative, or otherwise, which relate to the taking of any material portion of the Property by eminent domain or the Property is destroyed or materially damaged in whole or in part, Purchaser shall have the right to terminate this Agreement by giving Seller written notice within five (5) business days after it has received notice of such eminent domain proceeding or destruction of the Property. Upon any termination pursuant to this Section 7.1, the parties shall proceed as if this Agreement had been terminated pursuant to Section 3.3 hereof. If Purchaser does not terminate this Agreement, then at the Closing, Seller shall assign to Purchaser all of its right, title, and interest in any proceeds or award arising out of such taking or destruction.

                                  ARTICLE VIII

                                   COMMISSIONS

         SECTION 8.1 Brokerage Commissions. Other than CB Richard Ellis (which Purchaser shall be responsible for paying any commission or other fee pursuant to a separate document), Purchase and Seller represent and warrant one to the other that there have been no dealings with any real estate broker or agent in connection with the negotiation of the sale of the Property. Each party hereto agrees that if any person or entity makes a claim for brokerage commissions or finder's fees related to the sale of the Property by Seller to Purchaser, and such claim is made by, through or on account of any acts or alleged acts of said party or its representatives, said party will protect, indemnify, defend and hold the other party free and harmless from and against any and all loss, liability, cost, damage and expense (including reasonable attorneys' fees) in connection therewith. The provisions of this paragraph shall survive Closing or any termination of this Agreement.

                                   ARTICLE IX

                             DISCLAIMERS AND WAIVERS

         SECTION 9.1 No Reliance on Documents. Except as expressly stated herein, Seller makes no representation or warranty as to the truth, accuracy or completeness of any materials, data or information delivered by Seller to Purchaser in connection with the transaction contemplated hereby. Purchaser acknowledges and agrees that all materials, data and information delivered by Seller to Purchaser in connection with the transaction contemplated hereby are provided to Purchaser as a convenience only and that any reliance on or use of such materials, data or information by Purchaser shall be at the sole risk of Purchaser, except as otherwise expressly stated herein. Without limiting the generality of the foregoing provisions,

Purchaser acknowledges and agrees that (a) any environmental or other report with respect to the Property which is delivered by Seller to Purchaser shall be for general informational purposes only, (b) Purchaser shall not have any right to rely on any such report delivered by Seller to Purchaser, but rather will rely on its own inspections and investigations of the Property and any reports commissioned by Purchaser with respect thereto, and (c) neither Seller, any affiliate of Seller nor the person or entity which prepared any such report delivered by Seller to Purchaser shall have any liability to Purchaser for any inaccuracy in or omission from any such report or in verbal communication.

         SECTION 9.2 Disclaimers. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT AND THE LEASE, IT IS UNDERSTOOD AND AGREED THAT SELLER IS NOT MAKING AND HAS NOT AT ANY TIME MADE ANY WARRANTIES OR REPRESENTATIONS OF ANY KIND OR CHARACTER, EXPRESSED OR IMPLIED, WITH RESPECT TO THE PROPERTY, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OR REPRESENTATIONS AS TO HABITABILITY, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE (OTHER THAN SELLER'S LIMITED WARRANTY OF TITLE TO BE SET FORTH IN THE DEED), ZONING, TAX CONSEQUENCES, LATENT OR PATENT PHYSICAL OR ENVIRONMENTAL CONDITION, UTILITIES, OPERATING HISTORY OR PROJECTIONS, VALUATION, GOVERNMENTAL APPROVALS, THE COMPLIANCE OF THE PROPERTY WITH GOVERNMENTAL LAWS, THE TRUTH, ACCURACY OR COMPLETENESS OF THE PROPERTY DOCUMENTS OR ANY OTHER INFORMATION PROVIDED BY OR ON BEHALF OF SELLER TO PURCHASER, OR ANY OTHER MATTER OR THING REGARDING THE PROPERTY. PURCHASER ACKNOWLEDGES AND AGREES THAT UPON CLOSING SELLER SHALL SELL AND CONVEY TO PURCHASER AND PURCHASER SHALL ACCEPT THE PROPERTY "AS IS, WHERE IS, WITH ALL FAULTS", EXCEPT TO THE EXTENT EXPRESSLY PROVIDED OTHERWISE IN THIS AGREEMENT OR THE LEASE. PURCHASER HAS NOT RELIED AND WILL NOT RELY ON, AND SELLER IS NOT LIABLE FOR OR BOUND BY, ANY EXPRESSED OR IMPLIED WARRANTIES, GUARANTIES, STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE PROPERTY OR RELATING THERETO (INCLUDING SPECIFICALLY, WITHOUT LIMITATION, PROPERTY INFORMATION PACKAGES DISTRIBUTED WITH RESPECT TO THE PROPERTY) MADE OR FURNISHED BY SELLER OR ANY PERSON OR ENTITY REPRESENTING OR PURPORTING TO REPRESENT SELLER, TO WHOMEVER MADE OR GIVEN, DIRECTLY OR INDIRECTLY, ORALLY OR IN WRITING, UNLESS SPECIFICALLY SET FORTH IN THIS AGREEMENT. PURCHASER REPRESENTS TO SELLER THAT PURCHASER HAS CONDUCTED, OR WILL CONDUCT PRIOR TO CLOSING, SUCH INVESTIGATIONS OF THE PROPERTY, INCLUDING BUT NOT LIMITED TO, THE PHYSICAL AND ENVIRONMENTAL CONDITIONS THEREOF, AS PURCHASER DEEMS NECESSARY TO SATISFY ITSELF AS TO THE CONDITION OF THE PROPERTY AND THE EXISTENCE OR NONEXISTENCE OR CURATIVE ACTION TO BE TAKEN WITH RESPECT TO ANY HAZARDOUS OR TOXIC SUBSTANCES ON OR DISCHARGED FROM THE PROPERTY, AND WILL RELY SOLELY UPON SAME AND NOT UPON ANY INFORMATION PROVIDED BY OR ON BEHALF OF SELLER OR ITS AGENTS OR EMPLOYEES WITH RESPECT THERETO, OTHER THAN SUCH REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER AS ARE EXPRESSLY SET FORTH IN

THIS AGREEMENT. EXCEPT AS SET FORTH IN THE LEASE AND AS TO ANY ENVIRONMENTAL CONDITIONS CREATED BY SELLER, UPON CLOSING, PURCHASER SHALL ASSUME THE RISK THAT ADVERSE MATTERS, INCLUDING BUT NOT LIMITED TO, CONSTRUCTION DEFECTS AND ADVERSE PHYSICAL AND ENVIRONMENTAL CONDITIONS, MAY NOT HAVE BEEN REVEALED BY PURCHASER'S INVESTIGATIONS, AND PURCHASER, UPON CLOSING, SHALL BE DEEMED TO HAVE WAIVED, RELINQUISHED AND RELEASED SELLER (AND SELLER'S OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES AND AGENTS) FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, CAUSES OF ACTION (INCLUDING CAUSES OF ACTION IN TORT), LOSSES, DAMAGES, LIABILITIES, COSTS AND EXPENSES (INCLUDING ATTORNEYS' FEES AND COURT COSTS) OF ANY AND EVERY KIND OR CHARACTER, KNOWN OR UNKNOWN, WHICH PURCHASER MIGHT HAVE ASSERTED OR ALLEGED AGAINST SELLER (AND SELLER'S OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES AND AGENTS) AT ANY TIME BY REASON OF OR ARISING OUT OF ANY LATENT OR PATENT CONSTRUCTION DEFECTS OR PHYSICAL CONDITIONS, VIOLATIONS OF ANY APPLICABLE LAWS (INCLUDING, WITHOUT LIMITATION, ANY ENVIRONMENTAL LAWS) AND ANY AND ALL OTHER ACTS, OMISSIONS, EVENTS, CIRCUMSTANCES OR MATTERS REGARDING THE PROPERTY. AS PART OF THE PROVISIONS OF THIS SECTION 9.2, BUT NOT AS A LIMITATION THEREON, PURCHASER HEREBY AGREES, REPRESENTS AND WARRANTS THAT THE MATTERS RELEASED HEREIN ARE NOT LIMITED TO MATTERS WHICH ARE KNOWN OR DISCLOSED, AND PURCHASER HEREBY WAIVES ANY AND ALL RIGHTS AND BENEFITS WHICH IT NOW HAS, OR IN THE FUTURE MAY HAVE CONFERRED UPON IT, BY VIRTUE OF THE PROVISIONS OF FEDERAL, STATE OR LOCAL LAW, RULES OF REGULATIONS, INCLUDING WITHOUT LIMITATION,
SECTION 1542 OF THE CIVIL CODE OF THE STATE OF CALIFORNIA, WHICH PROVIDES AS
FOLLOWS:

                  A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

NOTWITHSTANDING THE FOREGOING, THIS SECTION 9.2 SHALL NOT AFFECT ANY RIGHTS OF PURCHASER AS LANDLORD UNDER THE LEASE.

         SECTION 9.3 Indemnification by Seller. Notwithstanding the foregoing
Section 9.1, from and after the Closing, Seller shall indemnify and hold Purchaser, its affiliates, members and partners, and the partners, shareholders, officers, directors, employees, representatives and agents of each of the foregoing harmless from and against any and all liability, costs, fees, expenses, damages, deficiencies, interest and penalties (including, without limitation, reasonable attorneys' fees and disbursements) owing to third parties (collectively, "Losses") arising out of, or in any way relating to, the ownership, operation and management of the Property arising prior to the

Closing notwithstanding when the claim for the Loss is asserted. The obligations of this Section 9.4 shall survive the Closing.

         SECTION 9.4 Indemnification by Purchaser. From and after the Closing, Purchaser shall indemnify and hold Seller, its affiliates and shareholders, and the partners, shareholders, officers, directors, employees, representatives and agents of each of the foregoing harmless from and against any and all Losses arising out of, or in any way relating to any event, act, or omission on the part of Purchaser relating to the Property and arising after the Closing. The obligations of this Section 9.5 shall survive the Closing. Notwithstanding the foregoing, this Section 9.4 shall not affect any rights of Purchaser as Landlord under the Lease.

                                    ARTICLE X

                                  MISCELLANEOUS

         SECTION 10.1 Confidentiality. Except when required to disclose by applicable law, including public company reporting requirements (it being understood by the parties that Seller, as a public company, may need to disclose the transaction contemplated hereby upon the execution of this Agreement), each party and its representatives shall hold in strictest confidence all data and information obtained with respect to the Property or the transaction contemplated hereunder, whether obtained before or after the execution and delivery of this Agreement and whether or not marked "confidential," and shall not disclose the same to others; provided, however, that it is understood and agreed that the parties may disclose such data and information to their employees, lenders, consultants, accountants, underwriters, investors and attorneys provided that such persons agree to treat such data and information confidentially. In the event this Agreement is terminated or Purchaser fails to perform hereunder, Purchaser shall promptly return to Seller any statements, documents, schedules, exhibits or other written information obtained from Seller in connection with this Agreement or the transaction contemplated herein. The provisions of this Section 10.1 shall survive Closing or any termination of this Agreement.

         SECTION 10.2 Public Disclosure. Except when required to disclose by applicable law, including public company reporting requirements (it being understood by the parties that Seller, as a public company, may need to disclose the transaction contemplated hereby upon the execution of this Agreement), prior to the Closing, any release to the public of information with respect to the sale contemplated herein or any matters set forth in this Agreement will be made only in the form reasonably approved in writing by Purchaser and Seller. The provisions of this Section 10.2 shall survive the Closing or any termination of this Agreement.

         SECTION 10.3 Assignment. Subject to the provisions of this Section 10.3, the terms and provisions of this Agreement are to apply to and bind the permitted successors and assigns of the parties hereto. Purchaser shall have the right to assign this Agreement to any affiliate of Purchaser in which Purchaser is a partner, member or shareholder and which is managed and controlled by Purchaser without Seller's consent. Purchaser shall not have the right to assign this agreement to any other entity, whether voluntary or involuntary, without Seller's prior written consent, which consent Seller may condition or withhold in its sole, unfettered and absolute discretion. Purchaser and a permitted assignee shall execute an assignment and assumption of this Agreement in form and substance reasonably satisfactory to Seller. Purchaser shall not be released of liability under this Agreement by any such assignment. Seller hereby consents to the assignment of this Agreement to BioMed Realty Trust, Inc., a Maryland corporation or BioMed Realty, LP, a Maryland limited partnership, which shall succeed to the business of Purchaser in connection of an initial public offering of its stock.

         SECTION 10.4 Notices. Any notice pursuant to this Agreement shall be given in writing by: (a) personal delivery; (b) reputable overnight delivery service with proof of delivery;(c) United States Mail, postage prepaid, registered or certified mail, return receipt requested; or (d) legible facsimile transmission, sent to the intended addressee at the address set forth below, or to such other address or to the attention of such other person as the addressee shall have designated by written notice sent in accordance herewith, and shall be deemed to have been given upon receipt or refusal to accept delivery, or, in the case of facsimile transmission, as of the date of the facsimile transmission provided that an original of such facsimile is also sent to the intended addressee by means described in clauses (a), (b) or (c) above. Unless changed in accordance with the preceding sentence, the addresses for notices given pursuant to this Agreement shall be as follows:

         If to Seller:              ILLUMINA, INC.
                                    9885 Towne Centre Drive
                                    San Diego, California  92121
                                    Attention:  Timothy M. Kish
                                    Telephone:
                                    Fax:

         If to Purchaser:           BERNARDO PROPERTY ADVISORS
                                    17190 Bernardo Center Drive, Suite 195
                                    San Diego, California  92128
                                    Attention:  Alan D. Gold
                                    Telephone:
                                    Fax:

         with a copy to:            BERNARDO PROPERTY ADVISORS
                                    17190 Bernardo Center Drive, Suite 195
                                    San Diego, California 92128
                                    Attention: Gary A. Kreitzer
                                    Telephone:
                                    Fax:

         SECTION 10.5 Modifications. This Agreement cannot be changed orally, and no executory agreement shall be effective to waive, change, modify or discharge it in whole or in part unless such executory agreement is in writing and is signed by the parties against whom enforcement of any waiver, change, modification or discharge is sought.

         SECTION 10.6 Entire Agreement. This Agreement, including the exhibits and schedules hereto, contains the entire agreement between the parties hereto pertaining to the subject matter hereof and fully supersedes all prior written or oral agreements and understandings between the parties pertaining to such subject matter.

         SECTION 10.7 Further Assurances. Each party agrees that it will execute and deliver such other documents and take such other action, whether prior or subsequent to Closing, as may be reasonably requested by the other party to consummate the transaction contemplated by this Agreement. The provisions of this Section 10.7 shall survive Closing.

         SECTION 10.8 Counterparts. This Agreement may be executed in counterparts, all such executed counterparts shall constitute the same agreement, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

         SECTION 10.9 Facsimile Signatures. In order to expedite the transaction contemplated herein, telecopied signatures may be used in place of original signatures on this Agreement. Seller and Purchaser intend to be bound by the signatures on the telecopied document, are aware that the other party will rely on the telecopied signatures, and hereby waive any defenses to the enforcement of the terms of this Agreement based on the form of signature.

         SECTION 10.10 Severability. If any provision of this Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Agreement shall nonetheless remain in full force and effect; provided that the invalidity or unenforceability of such provision does not materially adversely affect the benefits accruing to any party hereunder.

         SECTION 10.11 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California. Furthermore, substantial obligations under this Agreement are to be performed in San Diego, California. The parties select San Diego, California as the proper and sole venue for any action filed to enforce, construe, or interpret this Agreement. Purchaser and Seller agree that the provisions of this Section 10.11 shall survive the Closing or any termination of this Agreement.

         SECTION 10.12 No Third-Party Beneficiary. The provisions of this Agreement and of the documents to be executed and delivered at Closing are and will be for the benefit of Seller and Purchaser only and are not for the benefit of any third party, and accordingly, no third party shall have the right to enforce the provisions of this Agreement or of the documents to be executed and delivered at Closing.

         SECTION 10.13 Captions. The section headings appearing in this Agreement are for convenience of reference only and are not intended, to any extent and for any purpose, to limit or define the text of any section or any subsection hereof.

         SECTION 10.14 Construction. The parties acknowledge that the parties and their counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any exhibits or amendments hereto.

         SECTION 10.15 Attorneys' Fees. In the event of any dispute, arbitration, action, or other proceeding brought by either party against the other under this Agreement, the prevailing party shall be entitled to recover all costs and expenses incurred in connection with such dispute, arbitration, action, or other proceeding, including, without limitation, the fees and costs of its attorneys, whether or not such dispute, arbitration, action, or other proceeding proceeds to formal resolution or judgment.

         SECTION 10.16 Audit. At no cost to Seller, Seller shall provided Purchaser's independent auditors access to Seller's files, documentation, leases, books and records relating to the Property so as to allow Purchaser's auditors to prepare audited financial statements of the Property as required by the Securities and Exchange Commission and Seller shall provide such auditors with a representation letter acceptable to such auditors pertaining to such files, documentation, leases, books and records.

         SECTION 10.17 Time is of Essence. Time is of the essence with regard to each and every provision of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the Effective Date.

SELLER:

ILLUMINA, INC
a Delaware corporation

By: /s/ TIM KISH
   ------------------------------
    Tim Kish
    Senior Vice President and CFO

PURCHASER:

BERNARDO PROPERTY ADVISORS, INC.
a California corporation

By: /s/ ALAN D. GOLD
   -----------------------------
    Alan D. Gold, President

         The undersigned acknowledges receipt of this Agreement and agrees to act as Escrow Agent pursuant to the terms hereof.

                                        ESCROW AGENT:
                                        CHICAGO TITLE COMPANY

                                            /s/ RENEE MARSHALL
                                        By: ___________________________________

                                              Renee Marshall
                                        Name: _________________________________

                                               Escrow Officer
                                        Title: ________________________________

                                    EXHIBIT A

                               DESCRIPTION OF LAND

         PARCEL 1 THROUGH 3 INCLUSIVE OF PARCEL MAP 18286, IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO MAP THEREOF FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY ON JUNE 21, 1999.

                                    EXHIBIT B

                            LIST OF PERSONAL PROPERTY

1. Security system

2. Laboratory benches

3. Dry room(s)

4. Cold room(s)

5. Exterior Venting Fume Hoods

6. Vacuum and Gas Distribution Systems

7. Emergency Generators and Switching Gear

8. Autoclaves

                                    EXHIBIT C

                          LIST OF OPERATING AGREEMENTS

1. None

                                    EXHIBIT D

                       TRADE NAMES AND GENERAL INTANGIBLES
                      RELATING TO THE LAND OR IMPROVEMENTS

1. [To be inserted]

                                    EXHIBIT E

                                  FORM OF DEED

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

Gary A. Kreitzer
17140 Bernardo Center Drive, Suite 195
San Diego, CA 92128

                                   GRANT DEED

         FOR VALUE RECEIVED, ILLUMINA, INC. a _________________ corporation ("Grantor"), grants to BERNARDO PROPERTY ADVISORS, INC., a California company ("Grantee"), all that certain real property (the "Property") situated in the City of San Diego, County of San Diego, State of California, described on
Schedule 1 attached hereto and by this reference incorporated herein, subject to all covenants, conditions, easements, encumbrances and all other matters of record.

         IN WITNESS WHEREOF, the undersigned has executed this Grant Deed dated as of ____________, 2004.

ILLUMINA, INC.,
a Delaware corporation

By: ___________________________________
Name: _________________________________
Title: ________________________________

By: ___________________________________
Name: _________________________________
Title: ________________________________

                                   SCHEDULE 1

                                LEGAL DESCRIPTION

                                [TO BE INSERTED]

State of California

County of

         On , 2004 before me, ___________, personally appeared ________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.

         Signature ________________________________ (Seal)

                                    EXHIBIT F

                              FORM OF BILL OF SALE

         FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, ILUMINA, INC., a ___________ corporation (the "Seller") does hereby sell and convey to Bernardo Property Advisors, Inc., (the "Purchaser") any and all of Seller's right, title and interest in and to all tangible personal property listed in Schedule 3 (attached hereto and made a part hereof) located upon the land, described in Schedule 1 (attached hereto and hereby made a part hereof) (the "Land") or within the improvements located thereon, including, without limitation, any and all inner windows, doors, locks and other tools or hardware used or intended to be used exclusively in the operation of the Land and improvements, as is, where is, and without warranty of title or use, and without warranty, express or implied, of merchantability or fitness for a particular purpose but excluding those items set forth on Schedule 2 (attached hereto and hereby made a part hereof).

         TO HAVE AND TO HOLD all of said personal property unto Purchaser, its successors and assigns, to its own use forever.

         IN WITNESS WHEREOF, Seller has executed this Bill of Sale as of the ___day of __________,2004.

ILLUMINA, INC.,
a Delaware corporation

By: ___________________________________
Name: _________________________________
Title: ________________________________

By: ___________________________________
Name: _________________________________
Title: ________________________________

                                  "SCHEDULE 1"

                                LEGAL DESCRIPTION

                                [To be attached]

                                  "SCHEDULE 2"

                                 EXCLUDED ITEMS

                                     [NONE]

                                  "SCHEDULE 3"

                                PERSONAL PROPERTY

1. Security system

2. Laboratory benches

3. Dry room(s)

4. Cold room(s)

5. Exterior Venting Fume Hoods

6. Vacuum and Gas Distribution Systems

7. Emergency Generators and Switching Gear

8. Autoclaves

                                    EXHIBIT G

                         FORM OF ASSIGNMENT OF CONTRACTS

                  THIS ASSIGNMENT AND ASSUMPTION OF CONTRACTS AND INTANGIBLES (the Assignment") is made as of the _____ day of ______________, 1999 between ILLUMINA, INC., a Delaware corporation, ("Assignor") and BERNARDO PROPERTY ADVISORS, INC., a California corporation ("Assignee").

                  Assignor is the owner of that certain real property located in the City of San Diego, San Diego County, State of California, more particularly described in Schedule 1 attached hereto (the "Property"). Assignor hereby assigns, transfers, sets over and conveys to Assignee all of Assignor's right, title and interest, to the extent assignable, in, to and under any and all of the following, to wit:

                  (i)      the contracts and agreements listed and described on
                           Schedule 2 attached hereto and incorporated herein by this reference (the "Contracts"),

                  (ii) all existing warranties and guaranties (express or implied) issued to Assignor in connection with the improvements to the Property or the personal property being conveyed to Assignee by Bill of Sale on the date hereof, and

                  (iii) all existing permits, licenses, approvals and authorizations issued by any governmental authority in connection with the Property.

                  All items described in (ii) and (iii) above are hereinafter collectively referred to as "Intangible Property."

                  Assignee does hereby assume and agree to perform all of Assignor's obligations under the Contracts and Intangible Property accruing from and after the date hereof. Assignee agrees to indemnify, protect, defend and hold Assignor harmless from and against any and all liabilities, losses, costs, damages and expenses (including reasonable attorneys' fees) directly or indirectly arising out of or related to any breach or default in Assignee's obligations hereunder. Assignor shall remain liable for all of Assignor's obligations under the Contracts and Intangible Property accruing prior to the date hereof. Assignor agrees to indemnify, protect, defend and hold Assignee harmless from and against any and all liabilities, losses, costs, damages and expenses (including reasonable attorneys' fees) directly or indirectly arising out of or related to any breach or default in Assignor's obligations hereunder.

                  This Assignment shall be binding upon and inure to the benefit of Assignor and Assignee and their respective heirs, executors, administrators, successors and assigns.

                  This Assignment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, Assignor and Assignee have each executed this Assignment as of the date first written above.

ASSIGNOR:

ILLUMINA, INC.,
a Delaware corporation

By: ___________________________________
Name: _________________________________
Title: ________________________________

By: ___________________________________
Name: _________________________________
Title: ________________________________

ASSIGNEE:

BERNARDO PROPERTY ADVISORS, INC.,
a California corporation

By: ___________________________________
         Alan D. Gold, President

                                  "SCHEDULE 1"

                                LEGAL DESCRIPTION

                                  "SCHEDULE 2"

                                   CONTRACTS

1.  None

                                    EXHIBIT H

                           FORM OF FIRPTA CERTIFICATE

                          CERTIFICATE REGARDING FOREIGN
                       INVESTMENT IN REAL PROPERTY TAX ACT

                               (ENTITY TRANSFEROR)

                  Section 1445 of the Internal Revenue Code provides that a transferee (purchaser) of a U.S. real property interest must withhold tax if the transferor (seller) is a foreign person. To inform the transferee (purchaser) that withholding of tax is not required upon the disposition of a U.S. real property interest by ILLUMINA, INC., a Delaware corporation ("Transferor") Transferor hereby certifies:

                  1. Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations).

                  2. Transferor's Federal Employer Identification Number is 94-2573850.

                  3. Transferor's office address is:

                     9885 Towne Centre Drive
                     San Diego, California  92121

                  4. The address or description of the property which is the subject matter of the disposition is 9855-9885 Towne Centre Drive, San Diego, San Diego County, California.

                  Transferor understands that this certification may be disclosed to the Internal Revenue Service by transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

                  Transferor declares that it has examined this certification and to the best of its knowledge and belief, it is true, correct and complete, and further declares that the individual executing this certification on behalf of Transferor has full authority to do so.

ILLUMINA, INC.,
a Delaware corporation

By: ___________________________________
Name: _________________________________
Title: ________________________________

By: ___________________________________
Name: _________________________________
Title: ________________________________

                                    EXHIBIT I

                                      LEASE

                                    ATTACHED

                                       J-1